SUMMARY PROSPECTUS MAY 1, 2010
Large Company Value Portfolio Investment Class Shares (DTLVX) Institutional Class Shares (WLCVX)
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information (SAI), both dated May 1, 2010, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to http://www.gofilepoint.com/wilshire, email a request to Wilshirefunds@seic.com, call (888) 200-6796, or ask any financial advisor, bank or broker-dealer who offers shares of the Fund.

Investment Objective

The Large Company Value Portfolio’s (the “Portfolio”) investment objective is to provide investment results of a portfolio of publicly traded common stocks of companies in the applicable sub-category of the Wilshire 5000 Indexsm. The applicable sub-category of the Wilshire 5000 Indexsm is the large cap value sub-category.

Fees and Expenses of the Large Company Value Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Investment Class	Institutional Class
Management Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.48%	0.61%
Total Annual Portfolio Operating Expenses	1.48%	1.36%

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investment Class	$151	$468	$808	$1,768
Institutional Class	$138	$431	$745	$1,635

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 188% of the average value of its portfolio.

Principal Investment Strategies

•	The Portfolio focuses on the large company value segment of the U.S. equity market.

•	The Portfolio invests substantially all of its assets in the common stock companies with the largest market capitalizations—greater than approximately $263 million as of December 31, 2009.

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The Portfolio invests, generally, in companies with relatively low price to book value ratios, low price to earnings ratios and higher than average dividend yields (which means that their prices are low relative to the size of their dividends).

•	The Portfolio uses a multi-manager strategy with multiple sub-advisers who employ different strategies. Each sub-adviser’s strategy is set forth below:

Acadian Asset Management LLC (“Acadian”). Acadian’s buy/sell process is completely objective, automated and driven by changes in expected returns whenever a portfolio is re-optimized. The Portfolio’s current holdings with their risk and expected return characteristics are compared to the entire investment universe. Less attractive securities are discarded from the Portfolio while more attractive securities are added, as long as the cost of the buy and sell does not exceed the expected value-added to be gained.

Pzena Investment Management (“Pzena”). Pzena focuses exclusively on companies that it believes are underperforming their historically demonstrated earnings power. Pzena applies intensive fundamental research to such companies in an effort to determine whether the problems that caused the earnings shortfalls are temporary or permanent. Pzena invests in a company only when it judges that the company’s problems are temporary, the company’s management has a viable strategy to generate earnings recovery and Pzena believes there is meaningful downside protection in case the earnings recovery does not materialize. Pzena generally sells a security when Pzena believes there are more attractive opportunities available, or there is a change in the fundamental characteristics of the issuer.

Systematic Financial Management, L.P. (“Systematic”). Systematic's strategy includes a quantitative screen of all companies (U.S. Equity, ADRs and foreign securities traded on U.S. markets) with the market capitalization range of companies in the Russell 1000 Value Index. Companies are ranked by valuation and a positive earnings catalyst. Systematic will sell a stock (1) when price appreciation causes the company valuation to expand to fair value, (2) when other investment opportunities present more attractive prospects from a valuation and expected return basis, (3) when analysis leads to an anticipated downward estimate revision or (4) when a negative earnings surprise is reported.

WIL-SM-002-0100

Principal Risks

You may lose money by investing in the Portfolio. In addition, investing in the Portfolio involves the following principal risks:

Equity Risk. The principal risk of investing in the Portfolio is equity risk. This is the risk that the prices of stocks held by the Portfolio will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company’s particular circumstances. Equity investments, including common stocks, tend to be more volatile than bonds and money market instruments. The value of the Portfolio’s shares will go up and down due to movement in the collective returns of the individual securities held by the Portfolio. Because common stocks are subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.

Style Risk. Another risk of investing in the Portfolio is the risk that the Portfolio’s value style will perform poorly or fall out of favor with investors. For example, at times the market may favor large capitalization stocks over small capitalization stocks, value stocks over growth stocks, or vice versa.

Multi-Managed Fund Risk. The Portfolio is a multi-managed fund with multiple sub-advisers who employ different strategies. As a result, the Portfolio may have buy and sell transactions in the same security on the same day.

Portfolio Turnover Risk. The Portfolio may experience high rates of portfolio turnover, which may result in above average transaction costs and could result in the payment by shareholders of taxes on above-average amounts of realized investment gains, including net short-term capital gains, which are taxed as ordinary income for federal income tax purposes.

The Large Company Value Portfolio may appeal to you if:

•	you are a long-term investor;

•	you seek growth of capital;

•
you believe that the market will favor a particular investment style, such as large cap value stocks, over other investment styles in the long term and you want a more focused exposure to that investment style; or

•	you own other funds or stocks which provide exposure to some but not all investment styles and would like a more complete exposure to the equity market.

Past Performance

The bar chart and the performance table below provide an indication of the risks of investing in the Large Company Value Portfolio by showing how the investment performance of the Investment Class Shares has varied from year to year and by showing how the Portfolio's average annual total returns compare to those of a broad measure of market performance. The chart and table assume reinvestment of dividends and distributions. The Portfolio’s past investment performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Calendar Year Returns

During the periods shown in the bar chart, the highest return for a quarter was 21.38% (quarter ended 09/30/09) and the lowest return for a quarter was -22.30% (quarter ended 12/31/08).

The returns for the Portfolio’s Investment Class shares were lower than the Institutional Class Shares because Investment Class Shares pay distribution (12b-1) fees.

Average Annual Total Returns
(periods ended December 31, 2009)

	1 year	5 years	10 years
Investment Class
Return Before Taxes	28.48%	-1.03%	2.83%
Return After Taxes on Distributions	28.15%	-2.69%	1.51%
Return After Taxes on Distributions and Sale of Shares	18.51%	-0.90%	2.19%
Institutional Class
Return Before Taxes	28.60%	-0.82%	3.08%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	19.69%	-0.25%	2.47%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each year in the period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who are tax exempt or hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Investment Class Shares. After-tax returns for Institutional Class Shares will vary.

Management

Adviser

Wilshire Associates Incorporated

Sub-Advisers and Portfolio Managers

Acadian

Ronald D. Frashure, President and Chief Executive Officer of Acadian and Portfolio Manager of the Portfolio. Mr. Frashure has served as Portfolio Manager since 2007.

John R. Chisholm, Executive Vice-President and Chief Investment Officer of Acadian and Portfolio Manager of the Portfolio. Mr. Chisholm has served as Portfolio Manager since 2007.

Brian K. Wolahan, Senior Vice-President and Director of Alternative Strategies of Acadian and Portfolio Manager of the Portfolio. Mr. Wolahan has served as Portfolio Manager since 2007.

Raymond F. Mui, Senior Vice-President of Acadian and Portfolio Manager of the Portfolio. Mr. Mui has served as Portfolio Manager since 2007.

Charles H. Wang, Senior Vice-President and Director of Research of Acadian and Portfolio Manager of the Portfolio. Mr. Wang has served as Portfolio Manager since 2007.

Pzena

Richard S. Pzena, Manager Principal and Chief Executive Officer and Co-Chief Investment Officer of Pzena and Portfolio Manager of the Portfolio. Mr. Pzena has served as Portfolio Manager since 2004.

John P. Goetz, Managing Principal and Co-Chief Investment Officer of Pzena and Portfolio Manager of the Portfolio. Mr. Goetz has served as Portfolio Manager since 2004.

Antonio DeSpirito, III, Principal of Pzena and Portfolio Manager of the Portfolio. Mr. DeSpirito has served as Portfolio Manager since 2004.

Systematic

Kevin McCreesh, Partner of Systematic and Portfolio Manager of the Portfolio. Mr. McCreesh has served as Portfolio Manager since 2007.

Ronald Mushock, and Portfolio Manager of the Portfolio. Mr. Mushock has served as Portfolio Manager since 2007.

Purchase and Sale of Fund Shares

Minimum Initial Investments

The minimum initial investments in the Portfolio are as follows:

Investment Class Shares. The minimum initial investment in the Portfolio is $2,500, or $1,000 if you are a client of a securities dealer, bank or other financial institution which has made an aggregate minimum initial purchase for its customers of at least $2,500. Subsequent investments for the Portfolio must be at least $100. The minimum investments do not apply to certain employee benefit plans.

Institutional Class Shares. The minimum initial investment is $250,000 for the Portfolio. Subsequent investments must be at least $100,000.

To Redeem Shares

You may sell your shares back to the Portfolio (known as redeeming shares) on any business day by telephone or mail.

Tax Information

The Portfolio’s distributions are generally taxable to you as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase share of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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